Lazard World Dividend
& Income Fund, Inc.

Third Quarter Report

September 30, 2014

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the quarter ended September 30, 2014. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the third quarter of 2014 and for the year-to-date, the Fund’s net asset value (“NAV”) performance under-performed its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). However, we are pleased with LOR’s favorable NAV performance over the five-year period, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2014)

For the third quarter of 2014, the Fund’s NAV returned -8.10%, underperforming the Index return of -2.3%. The Fund’s NAV return also underperformed the Index over the year-to-date, at -0.7% versus the Index gain of 3.7%. Additionally, the Fund’s NAV performance underperformed the Index for the one-year and three-year periods, but has outperformed for the longer time periods and since inception. Shares of LOR ended the third quarter of 2014 with a market price of $14.32, representing a 4.85% discount to the Fund’s NAV of $15.05.

The Fund’s net assets were $103.5 million as of September 30, 2014, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $139.0 million, representing a 25.5% leverage rate. This leverage rate is higher than that at the end of the second quarter of 2014 (24.7%), but below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection within Austria moderately helped performance. However, stock selection within the consumer discretionary, financials, and energy sectors detracted from performance.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was weak in the third quarter and has been a negative contributor to performance for the year-to-date as well. It has, however, contributed positively to performance over longer time-periods and since inception.

As of September 30, 2014, 72.9% of the Fund’s total leveraged assets consisted of world equities, 26.3% consisted of emerging market currency and debt instruments, and 0.8% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.08618 represents a distribution yield of 7.2% based on the Fund’s $14.32 market price as of the close of trading on the NYSE on September 30, 2014. It is currently estimated that none of the $0.7756 distributed per share year-to-date through September 30, 2014 represents a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio

(72.9% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Microsoft, a US-based technology company that develops, manufactures, licenses, sells and supports software products; Sampo, a Swedish insurance company offering life and pension and property/casualty policies; and Wynn Macau, a Chinese (Macau) operator of casinos.

As of September 30, 2014, 32.4% of these stocks were based in North America, 28.3% were based in continental Europe (not including the United Kingdom), 18.4% were from Asia (not including Japan), 5.6% were based in Latin America, 7.9% were from the United Kingdom, 5.7% were based in Africa and the Middle East, and 1.7% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2014, were financials (35.3%), which includes banks, insurance companies, and financial services companies; and energy (14.4%), which consists of companies involved in the exploration, production, refining, transportation, and distribution of oil and/or gas as well as companies that service these industries. Other sectors in the portfolio include consumer discretionary, consumer staples, health care, industrials, information technology, materials, telecom services, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.1% as of September 30, 2014.

World Equity Markets Review

Global stocks were modestly lower in local currency terms in the third quarter due to a sell-off late in the quarter driven by concerns over the outlook for global growth as well as US monetary policy. During the summer it appeared that market sentiment was beginning to shift toward emerging markets, following an extended period when the US market materially outperformed. Mutual fund flows to the US equity market slowed and began to reverse while money began to flow to emerging markets countries following an extended period of outflows. However, comments in mid-September from Federal Reserve Chairwoman Janet Yellen led investors to believe that tighter US monetary policy would occur sooner than they had thought, which triggered a sharp rally in the US dollar and a rebound in the relative performance of US markets. European markets were particularly weak as a deterioration in the economic outlook fanned fears of deflation, and steps by the European Central Bank to stimulate growth were viewed as inadequate. From a sector perspective, commodity groups such as materials and energy lagged, as a stronger US dollar tends to coincide with weak commodity prices, while health care outperformed.

What Helped and What Hurt LOR

Stock selection within Austria moderately helped performance in the third quarter. In the telecom services sector, the Fund benefitted from its position in CenturyLink, as shares rose after the company reported quarterly earnings that exceeded expectations, driven by strong revenue growth across its businesses. In the information technology sector, a position in semiconductor manufacturer Intel also helped returns, as shares rose after the company reported better-than-expected quarterly results and guidance, driven by strong revenues in its personal computer and data center segments. We continue to hold Intel as we believe the company has the substantial intellectual property, economies of scale, and resources needed to drive cost reductions, which should give it favorable positioning in networking, smartphones, and tablets. Also in the information technology sector, shares of networking equipment maker Cisco Systems rose after the company reported solid quarterly results, led by strong performance in developed markets. We continue to hold Cisco, as we believe it should benefit from an improving backlog and new product introductions, and we expect the company to more aggressively deploy capital to shareholders going forward. In contrast, in the consumer discretionary sector, the Fund was hurt by its position in casino operator

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Sands China, as shares fell after Macau monthly revenue growth figures disappointed investors, with July marking the slowest growth rate in over three years. We do not view the results as being reflective of a longer-term trend, and we continue to believe that the outlook for mass-market growth is robust, and that Sands is well positioned in this area. Additionally Wynn Macau, a Chinese casino operator, experienced a greater-than-expected decline in gross gaming revenues following a government crack-down on corruption and transit visa changes. Total SA detracted from performance, as they reported weak results during the period. The price of oil also declined during the period, which also weighed on the stock. In the energy sector, a position in offshore drilling contractor Transocean also detracted from performance. Despite the company reporting strong quarterly earnings, shares fell amid concerns about downward pressure on pricing as many new rigs enter the fleet. However, we expect this period of pricing pressure to be transitory, and believe that free-cash flow generation is underpinned by long-term contracts. In the telecom services sector, a position in Russian telecom company Mobile TeleSystems detracted from performance, as shares fell amid heightened political risk surrounding the company’s majority owner. However, we believe concerns are overdone; our thesis includes an assessment of the political risks involved, and we continue to feel that the company’s valuation is attractive relative to its continued strong financial productivity. Lastly, stock selection in the financial sector also detracted from performance.

Emerging Market Currency and Debt Portfolio

(26.3% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2014, this portfolio consisted of forward currency contracts (77.0%) and sovereign debt obligations (23.0%). The average duration of the emerging market currency and debt portfolio increased from the second quarter of 2014 to the third quarter to approximately 10 months, while the average yield increased from 4.7%2 at the end of June 30, 2014 to 5.1% on September 30, 2014.

Emerging Market Currency and Debt Market Review

Following a solid second quarter of steady, positive performance, the local currency and debt portfolio had a difficult third quarter. A majority of the weakness occurred during September, when the dollar strengthened against nearly every emerging- and developed-market currency around the world. During the quarter, currencies in Russia, Brazil, Chile, Colombia, and several emerging European countries declined by between 6% and 12%, while currencies in a few frontier markets and China performed well.

What Helped and What Hurt LOR

Top contributors for the third quarter included Zambia and Kazakhstan, while select positioning elsewhere marginally helped performance. In Zambia, the money-market return exceeded 4% due to the central bank’s commitment to a tight monetary stance (20% interbank rates) which resulted in kwacha stability. Kazakh non-deliverable forwards returned 2%, benefiting from 7% to 10% implied yields and a modest tenge recovery since the currency was devalued by nearly 20% in February. The Fund’s euro and yen hedges, against correlated emerging market longs limited portfolio losses from the US dollar’s rapid gain. Security selection in five-year Indonesia government debt, seven- to ten-year Romanian local debt, and short-end Turkish inflation-linked bonds materially outperformed their respective money markets, thereby limiting losses in those country exposures. No or limited exposure to capital markets in Singapore, Taiwan, South Africa, and northern Africa money markets helped preserve capital.

Conversely, the US dollar’s sharp rise versus nearly all global currencies detracted, although most emerging market losses were far smaller than what was seen in the developed markets (i.e., euro, yen, pound, Canadian dollar). Russian ruble non-deliverable forwards exposure, albeit greatly reduced given soft sanctions and accelerating private sector currency demand, still detracted despite near 10% money market yields as the pace of demand overwhelmed the supply ema-

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

nating from the country’s current-account surplus and central bank interventions. Latin American money markets declined between 2.8% and 8% during the quarter, as sharp local currency losses overwhelmed the local yields and central bank interventions. Brazilian capital markets were impacted the most by a large swing in pre-electoral polls which suggested a rising probability of Dilma Rousseff’s re-election. Colombia and Mexico felt the pain from the sharp oil price decline. Lastly, the Chilean peso depreciated on soft economic activity data and three consecutive interest-rate cuts, despite optimistic signs of economic rebalancing evidenced in a shrinking current-account deficit following the peso’s near 30% decline over the past 1.5 years.

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*

Periods Ended September 30, 2014

(unaudited)

	One Year	Five Years	Since Inception**
Market Price	14.69%	13.96%	7.02%
Net Asset Value	7.17%	10.71%	7.33%
MSCI ACWI Index	11.32%	10.07%	6.60%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings September 30, 2014 (unaudited)

Security	Value	Percentage of Net Assets
Cisco Systems, Inc.	$3,421,434	3.3%
Total SA	3,339,650	3.2
CenturyLink, Inc.	3,266,907	3.2
AXA SA	3,011,024	2.9
Blackstone Mortgage Trust, Inc., Class A	2,940,350	2.8
Bezeq The Israeli Telecommunication Corp., Ltd.	2,180,971	2.1
Wynn Macau, Ltd.	2,180,581	2.1
Royal Dutch Shell PLC, A Shares	2,128,410	2.1
Eutelsat Communications SA	2,104,790	2.0
Swedbank AB, A Shares	2,100,113	2.0

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

September 30, 2014 (unaudited)

Description	Shares	Value
Common Stocks—94.7%

Australia—2.2%
DUET Group	562,671	$1,196,111
Transurban Group	153,743	1,037,101
		2,233,212
Austria—1.1%
UNIQA Insurance Group AG	100,515	1,148,449
Belgium—1.6%
bpost SA	67,184	1,602,051
Brazil—4.8%
Banco do Brasil SA	175,717	1,816,215
Cia Hering	46,400	470,114
Direcional Engenharia SA	170,200	693,942
Grendene SA	127,900	888,285
Natura Cosmeticos SA	74,600	1,127,038
		4,995,594
Cambodia—0.5%
NagaCorp, Ltd.	734,000	527,632
Canada—1.2%
Alaris Royalty Corp.	46,500	1,287,526
China—4.8%
Agricultural Bank of China, Ltd., Class H	4,640,000	2,050,017
China Construction Bank Corp., Class H	2,035,180	1,430,258
China Shenhua Energy Co., Ltd., Class H	300,500	838,754
Industrial and Commercial Bank of China, Ltd., Class H	1,036,440	645,479
		4,964,508
Finland—0.9%
Sampo Oyj, A Shares	18,966	918,613
France—10.4%
AXA SA	122,265	3,011,024
Eutelsat Communications SA	65,277	2,104,790
Gaztransport Et Technigaz SA	27,388	1,620,128
Rexel SA	36,100	671,482
Total SA	51,675	3,339,650
		10,747,074
Germany—2.4%
Allianz SE	7,412	1,200,782
RTL Group SA	14,780	1,265,893
		2,466,675
Israel—3.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,262,842	2,180,971
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	21,619	1,162,021
		3,342,992
Italy—1.6%
Eni SpA	68,699	1,630,929
Japan—1.6%
Canon, Inc.	51,300	1,668,401
Macau—4.9%
MGM China Holdings, Ltd.	296,400	849,942
Sands China, Ltd.	400,400	2,080,049
Wynn Macau, Ltd.	684,800	2,180,581
		5,110,572
Mexico—0.7%
Fibra Uno Administracion SA de CV REIT	219,400	721,722
Russia—3.7%
Globaltrans Investment PLC Sponsored GDR	95,851	804,959
MegaFon OAO GDR	28,533	723,960
Mobile TeleSystems OJSC Sponsored ADR	120,680	1,802,959
Sberbank of Russia GDR (a), (b)	59,568	471,779
		3,803,657

 See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Description	Shares	Value
South Africa—1.6%
Vodacom Group, Ltd.	144,047	$1,657,501
Sweden—2.0%
Swedbank AB, A Shares	83,826	2,100,113
Switzerland—3.6%
Cembra Money Bank AG	18,932	1,076,142
Swiss Re AG	20,802	1,656,591
Transocean, Ltd.	32,075	1,025,438
		3,758,171
Taiwan—3.2%
Radiant Opto-Electronics Corp.	375,660	1,489,447
Siliconware Precision Industries Co.	1,350,000	1,849,380
		3,338,827
Thailand—1.5%
Dynasty Ceramic Public Co. Ltd. (b)	481,100	860,565
Krung Thai Bank Public Co. Ltd. (b)	896,300	655,121
		1,515,686
Turkey—1.3%
Tofas Turk Otomobil Fabrikasi AS	127,805	717,438
Tupras-Turkiye Petrol Rafinerileri AS	31,951	642,156
		1,359,594
United Kingdom—7.8%
Berkeley Group Holdings PLC	24,532	892,995
Foxtons Group PLC	145,643	504,109
Infinis Energy PLC	486,966	1,733,759
Royal Dutch Shell PLC, A Shares	55,763	2,128,410
St James’s Place PLC	107,177	1,260,268
Vodafone Group PLC	462,611	1,524,917
		8,044,458
United States—28.1%
Artisan Partners Asset Management, Inc.	21,300	1,108,665
Aviv REIT, Inc.	23,432	617,433
Blackstone Mortgage Trust, Inc., Class A	108,500	2,940,350
CBL & Associates Properties, Inc.	63,200	1,131,280
CenturyLink, Inc.	79,895	3,266,907
Cisco Systems, Inc.	135,933	3,421,434
ConocoPhillips	19,309	1,477,525
Diamond Offshore Drilling, Inc.	24,153	827,723
Intel Corp.	47,682	1,660,287
International Paper Co.	28,057	1,339,441
Kinder Morgan, Inc.	20,300	778,302
Koppers Holdings, Inc.	15,300	507,348
Lexington Realty Trust REIT	49,365	483,283
Maxim Integrated Products, Inc.	56,200	1,699,488
Medical Properties Trust, Inc. REIT	41,785	512,284
Microsoft Corp.	28,400	1,316,624
Pattern Energy Group, Inc.	62,577	1,934,881
People’s United Financial, Inc.	109,272	1,581,166
TAL International Group, Inc.	12,600	519,750
Tronox, Ltd., Class A	33,700	877,885
United Bankshares, Inc.	36,034	1,114,532
Veritiv Corp. (c)	1	50
		29,116,638
Total Common Stocks
(Identified cost $99,085,698)		98,060,595
Preferred Stocks—3.2%
Brazil—0.6%
Vale SA, A Shares	69,500	675,196
United States—2.6%
Capital One Financial Corp., Series B	54,666	1,278,638
JPMorgan Chase & Co., Series P	35,193	798,881
Regions Financial Corp., Series A	23,599	577,939
		2,655,458
Total Preferred Stocks
(Identified cost $3,400,335)		3,330,654

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Description	Principal Amount (000) (d)	Value
Foreign Government Obligations—9.4%
Brazil—0.7%
Brazil NTN-B:
6.00%, 08/15/16	273	$279,000
6.00%, 08/15/18	460	467,690
		746,690
Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	99,240
Indonesia—1.0%
Indonesia Government Bond,
7.875%, 04/15/19	12,720,000	1,029,292
Israel—0.9%
Israel Government Bond–Galil,
5.00%, 04/30/15	2,560	951,140
Mexico—1.8%
Mexican Bonos:
9.50%, 12/18/14	9,000	679,326
4.75%, 06/14/18	8,900	658,203
Mexico Cetes,
0.00%, 12/11/14	71,000	525,576
		1,863,105
Romania—2.8%
Romania Government Bonds:
5.95%, 06/11/21	5,180	1,653,401
5.85%, 04/26/23	4,000	1,276,064
		2,929,465
Turkey—0.9%
Turkey Government Bond,
4.50%, 02/11/15	2,110	935,032
Uganda—0.7%
Uganda Government Bond,
12.875%, 05/19/16	742,700	278,472
Uganda Treasury Bills:
0.00%, 03/19/15	217,700	77,634
0.00%, 09/03/15	688,000	232,671
0.00%, 09/17/15	324,000	108,560
		697,337
Uruguay—0.3%
Republica Orient Uruguay,
5.00%, 09/14/18	6,291	275,460
Zambia—0.2%
Zambia Treasury Bill,
0.00%, 06/15/15	1,600	224,878
Total Foreign Government Obligations
(Identified cost $10,219,219)		9,751,639

Description	Shares	Value
Short-Term Investment—0.7%
State Street Institutional Treasury Money Market Fund
(Identified cost $679,242)	679,242	$679,242
Total Investments—108.0%
(Identified cost $113,384,494) (e), (f)		$111,822,130
Liabilities in Excess of Cash and Other Assets—(8.0)%		(8,296,102)
Net Assets—100.0%		$103,526,028

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
AMD	JPM	10/28/14	111,741,000	$255,000	$272,759	$17,759	$—
AMD	JPM	02/18/15	115,615,500	273,000	276,259	3,259	—
BRL	BRC	10/02/14	1,242,746	507,036	507,709	673	—
BRL	CIT	10/02/14	3,085,931	1,361,000	1,260,722	—	100,278
BRL	CIT	11/04/14	1,857,284	748,000	752,060	4,060	—
CLP	CIT	10/27/14	93,204,350	159,133	155,489	—	3,644
CLP	UBS	10/27/14	338,352,800	577,000	564,462	—	12,538
CLP	UBS	11/17/14	537,303,300	906,000	894,768	—	11,232
CNH	BRC	02/26/15	3,532,977	567,000	565,551	—	1,449
CNH	HSB	10/14/14	3,387,462	547,000	547,673	673	—
CNH	HSB	11/18/14	2,982,134	482,000	480,770	—	1,230
CNH	HSB	03/03/15	3,454,550	555,126	552,815	—	2,311
CNY	SCB	10/08/14	3,577,531	578,000	582,655	4,655	—
CNY	SCB	11/10/14	6,660,775	1,079,367	1,081,663	2,296	—
CNY	SCB	12/08/14	3,074,589	499,000	498,232	—	768
COP	SCB	10/16/14	2,112,902,100	1,062,000	1,042,265	—	19,735
COP	SCB	10/22/14	910,637,800	478,000	448,993	—	29,007
CZK	JPM	10/07/14	11,732,531	553,000	539,059	—	13,941
CZK	JPM	10/07/14	22,370,232	1,115,027	1,027,816	—	87,211
EUR	JPM	10/10/14	448,000	580,138	565,876	—	14,262
EUR	JPM	10/24/14	358,000	463,817	452,236	—	11,581
EUR	JPM	10/24/14	736,728	973,000	930,656	—	42,344
EUR	JPM	10/24/14	1,312,000	1,699,210	1,657,357	—	41,853
EUR	JPM	11/19/14	161,512	220,949	204,065	—	16,884
HUF	BNP	10/08/14	200,861,826	845,805	816,317	—	29,488
HUF	JPM	11/12/14	65,214,914	266,695	264,849	—	1,846
HUF	UBS	10/20/14	132,230,070	567,000	537,258	—	29,742
IDR	JPM	10/07/14	2,331,522,000	197,838	191,183	—	6,655
IDR	JPM	10/31/14	5,250,300,000	430,000	428,793	—	1,207
IDR	SCB	10/07/14	8,417,880,000	698,000	690,260	—	7,740
IDR	SCB	12/04/14	6,791,850,000	559,000	551,410	—	7,590
ILS	CIT	11/10/14	2,014,636	564,000	547,151	—	16,849
ILS	JPM	10/08/14	1,884,804	525,843	511,779	—	14,064
ILS	UBS	10/17/14	1,922,045	530,000	521,913	—	8,087
INR	BRC	11/21/14	28,796,040	468,000	461,224	—	6,776
INR	JPM	10/22/14	73,438,725	1,195,000	1,184,104	—	10,896

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
INR	JPM	01/27/15	35,531,660	$577,000	$561,289	$—	$15,711
INR	SCB	01/12/15	25,124,640	408,000	398,161	—	9,839
KRW	CIT	11/26/14	616,971,510	603,000	583,264	—	19,736
KRW	JPM	11/24/14	792,938,720	759,498	749,678	—	9,820
KRW	UBS	10/22/14	1,105,160,350	1,081,000	1,046,337	—	34,663
KWD	BNP	08/06/15	173,514	605,000	596,464	—	8,536
KWD	CIT	08/18/15	141,763	494,000	487,144	—	6,856
KZT	CIT	11/14/14	55,390,000	290,000	302,083	12,083	—
KZT	CIT	02/13/15	63,050,000	325,000	338,343	13,343	—
KZT	CIT	06/11/15	31,760,660	167,425	166,997	—	428
KZT	CIT	06/12/15	59,783,000	315,145	314,292	—	853
KZT	HSB	02/17/15	35,567,400	187,000	190,704	3,704	—
KZT	JPM	05/18/15	35,512,000	184,000	187,385	3,385	—
MXN	CIT	10/15/14	14,148,845	1,065,000	1,052,531	—	12,469
MYR	HSB	10/17/14	1,930,731	598,120	587,947	—	10,173
MYR	JPM	10/17/14	4,150,117	1,294,000	1,263,795	—	30,205
NGN	BRC	11/03/14	27,060,000	164,000	163,609	—	391
NGN	CIT	12/12/14	36,024,500	218,000	215,052	—	2,948
NGN	CIT	12/22/14	128,082,080	767,418	762,316	—	5,102
NGN	JPM	11/10/14	53,677,050	327,000	323,777	—	3,223
NGN	JPM	12/08/14	7,142,520	43,144	42,689	—	455
PEN	CIT	10/09/14	1,086,972	379,000	375,679	—	3,321
PEN	SCB	10/23/14	1,084,319	377,575	373,768	—	3,807
PEN	SCB	11/17/14	1,730,880	601,000	594,125	—	6,875
PHP	BRC	10/14/14	22,673,035	517,000	505,072	—	11,928
PHP	BRC	11/17/14	36,423,720	828,000	810,691	—	17,309
PHP	BRC	12/15/14	36,436,140	828,000	810,303	—	17,697
PLN	JPM	10/10/14	3,079,846	973,262	929,902	—	43,360
PLN	JPM	10/10/14	4,138,578	1,281,000	1,249,566	—	31,434
RSD	CIT	11/19/14	25,707,456	305,260	274,300	—	30,960
RSD	CIT	11/19/14	68,381,562	779,410	729,634	—	49,776
RSD	HSB	10/20/14	24,927,430	270,216	267,573	—	2,643
RUB	BRC	10/15/14	10,120,266	262,984	254,918	—	8,066
RUB	BRC	10/15/14	15,113,723	392,753	380,697	—	12,056
RUB	BRC	10/30/14	25,233,989	650,076	633,698	—	16,378
RUB	CIT	12/09/14	14,416,763	382,504	358,988	—	23,516

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
RUB	JPM	10/17/14	22,132,809	$574,000	$557,275	$—	$16,725
RUB	JPM	11/17/14	22,132,809	568,346	553,717	—	14,629
THB	SCB	10/22/14	25,488,120	798,000	785,322	—	12,678
THB	SCB	11/17/14	9,727,417	301,000	299,356	—	1,644
TRY	JPM	10/08/14	189,135	86,589	82,931	—	3,658
TRY	JPM	02/17/15	9,689	4,376	4,110	—	266
TRY	JPM	02/17/15	1,210,313	548,000	513,412	—	34,588
TWD	BRC	10/15/14	32,754,540	1,092,000	1,076,840	—	15,160
UGX	BRC	12/09/14	433,699,000	162,738	160,803	—	1,935
UGX	CIT	10/08/14	762,412,000	287,160	287,751	591	—
UGX	CIT	11/17/14	809,552,000	304,000	302,094	—	1,906
UYU	HSB	10/22/14	10,739,520	440,000	432,180	—	7,820
UYU	HSB	11/10/14	16,937,784	704,274	678,371	—	25,903
ZAR	BRC	10/06/14	3,705,426	343,353	328,200	—	15,153
ZAR	BRC	10/06/14	3,720,975	347,862	329,577	—	18,285
ZMW	CIT	11/24/14	6,539,670	914,000	1,017,056	103,056	—
Total Forward Currency Purchase Contracts				$49,862,472	$48,859,917	$169,537	$1,172,092

Forward Currency Sale Contracts open at September 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	BRC	10/02/14	1,242,746	$519,000	$507,709	$11,291	$—
BRL	CIT	10/02/14	1,242,746	507,036	507,709	—	673
BRL	CIT	10/02/14	1,843,186	748,958	753,012	—	4,054
CNY	SCB	10/08/14	3,577,531	581,429	582,655	—	1,226
CZK	JPM	10/07/14	11,290,743	526,000	518,761	7,239	—
EUR	BNP	10/24/14	2,201,582	2,965,300	2,781,103	184,197	—
EUR	BRC	11/19/14	223,000	299,709	281,753	17,956	—
EUR	CIT	11/19/14	216,000	305,260	272,909	32,351	—
EUR	CIT	11/19/14	572,710	779,410	723,599	55,811	—
EUR	HSB	10/20/14	209,000	270,216	264,008	6,208	—
EUR	JPM	10/07/14	816,000	1,115,027	1,030,682	84,345	—
EUR	JPM	10/24/14	452,000	582,683	570,980	11,703	—
EUR	JPM	10/24/14	751,000	970,190	948,685	21,505	—
EUR	JPM	10/24/14	760,000	1,021,245	960,054	61,191	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Forward Currency Sale Contracts open at September 30, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
IDR	JPM	10/07/14	6,561,079,392	$558,627	$538,003	$20,624	$—
ILS	CIT	05/04/15	1,792,504	508,512	488,333	20,179	—
JPY	CIT	11/12/14	124,608,080	1,168,000	1,136,471	31,529	—
JPY	SCB	10/23/14	165,683,515	1,634,000	1,510,890	123,110	—
KRW	CIT	10/22/14	595,479,000	570,000	563,784	6,216	—
KRW	JPM	10/22/14	560,593,200	534,000	530,755	3,245	—
MYR	JPM	10/17/14	956,352	293,000	291,229	1,771	—
PHP	JPM	10/14/14	13,583,490	303,000	302,590	410	—
PLN	JPM	10/10/14	1,887,498	580,138	569,895	10,243	—
RON	JPM	12/10/14	1,602,133	466,092	456,563	9,529	—
RON	JPM	12/10/14	4,473,919	1,311,000	1,274,941	36,059	—
RSD	JPM	11/19/14	19,236,080	220,948	205,249	15,699	—
RUB	BRC	10/15/14	25,233,989	652,041	635,615	16,426	—
RUB	BRC	10/30/14	20,809,980	534,000	522,598	11,402	—
RUB	JPM	10/17/14	22,132,809	572,055	557,275	14,780	—
TRY	JPM	02/11/15	1,179,536	517,000	501,114	15,886	—
TRY	JPM	02/17/15	537,132	240,758	227,850	12,908	—
TRY	JPM	02/17/15	682,870	307,129	289,672	17,457	—
UGX	SCB	10/08/14	492,352,692	187,384	185,825	1,559	—
UYU	CIT	10/22/14	2,197,410	89,000	88,428	572	—
ZAR	BRC	10/06/14	7,426,401	698,374	657,777	40,597	—
ZMW	JPM	11/24/14	2,563,959	403,646	398,750	4,896	—
Total Forward Currency Sale Contracts				$23,540,167	$22,637,226	908,894	5,953
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,078,431	$1,178,045

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

September 30, 2014 (unaudited)

Currency Abbreviations:
AMD	—	Armenian Dram	MXN	—	Mexican New Peso
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	NGN	—	Nigerian Naira
CNH	—	Yuan Renminbi	PEN	—	Peruvian New Sol
CNY	—	Chinese Renminbi	PHP	—	Philippine Peso
COP	—	Colombian Peso	PLN	—	Polish Zloty
CZK	—	Czech Koruna	RON	—	New Romanian Leu
EUR	—	Euro	RSD	—	Serbian Dinar
HUF	—	Hungarian Forint	RUB	—	Russian Ruble
IDR	—	Indonesian Rupiah	THB	—	Thai Baht
ILS	—	Israeli Shekel	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TWD	—	New Taiwan Dollar
JPY	—	Japanese Yen	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
KWD	—	Kuwaiti Dinar	ZAR	—	South African Rand
KZT	—	Kazakhstan Tenge	ZMW	—	Zambian Kwacha

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
JPM	—	JPMorgan Chase Bank
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

September 30, 2014 (unaudited)

(a)	Pursuant to Rule 144A under the Securities Act of 1933, the security may only be traded among “qualified institutional buyers.” At September 30, 2014, this security amounted to 0.5% of net assets of the Fund, and is considered to be liquid.

(b)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy.

(c)	Non-income producing security.

(d)	Principal amount denominated in respective country’s currency.

(e)	For federal income tax purposes, the aggregate cost was $113,384,494, aggregate gross unrealized appreciation was $6,158,700, aggregate gross unrealized depreciation was $7,721,064, and the net unrealized depreciation was $1,562,364.

(f)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
REIT	—	Real Estate Investment Trust

Portfolio holdings by industry* (as a percentage of net assets):
Automotive	0.7%
Banking	12.0
Cable Television	2.0
Chemicals	1.3
Commercial Services	0.6
Computer Software	1.3
Construction & Engineering	1.6
Electric	2.8
Energy	1.9
Energy Exploration & Production	1.4
Energy Integrated	8.3
Energy Services	2.5
Financial Services	5.9
Forest & Paper Products	1.3
Household & Personal Products	1.1
Housing	2.4
Insurance	8.9
Leisure & Entertainment	6.7
Metals & Mining	0.6
Pharmaceutical & Biotechnology	1.1
Real Estate	6.7
Retail	1.3
Semiconductors & Components	8.1
Technology Hardware	3.3
Telecommunications	10.8
Transportation	3.3
Subtotal	97.9
Foreign Government Obligations	9.4
Short-Term Investment	0.7
Total Investments	108.0%

*	Industry classifications may be different than those used for compliance monitoring purposes.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Valuation of Investments:

NAV per share is determined by State Street Bank and Trust Company for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (continued)

September 30, 2014 (unaudited)

asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2014
Assets:
Common Stocks*
Israel	$1,162,021	$2,180,971	$—	$3,342,992
Russia	1,802,959	2,000,698	—	3,803,657
Switzerland	1,025,438	2,732,733	—	3,758,171
Other	36,121,480	51,034,295	—	87,155,775
Preferred Stocks*	3,330,654	—	—	3,330,654
Foreign Government Obligations*	—	9,751,639	—	9,751,639
Short-Term Investment	679,242	—	—	679,242
Other Financial Instruments**
Forward Currency Contracts	—	1,078,431	—	1,078,431
Total	$44,121,794	$68,778,767	$—	$112,900,561
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,178,045)	$—	$(1,178,045)

*	Please refer to Portfolio of Investments (page 7 through 9) and Notes to Portfolio of Investments (page 15) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (concluded)

September 30, 2014 (unaudited)

Certain common stocks (see footnote (b) in the Notes to Portfolio of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities, certain equity securities (other than those securities described in footnote (b) in the Notes to Portfolio of Investments) can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. As of September 30, 2014, securities valued at $41,417,444 were transferred from Level 1 to Level 2. There were no other transfers into or out of Levels 1, 2 or 3 during the period ended September 30, 2014.

For further information regarding security characteristics see Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years
Board of Directors:

Class I — Directors with Term Expiring in 2016
Independent Directors:

Leon M. Pollack (73)	Director	Private Investor

Robert M. Solmson (66)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (53)(2)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2017
Independent Directors:

Kenneth S. Davidson (69)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager, Senior Advisor (2012 – 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (51)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Council to the President, The White House, Associate Counsel to the President (2009)

Class III—Directors with Term Expiring in 2015
Independent Director:

Richard Reiss, Jr. (70)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years
Interested Directors:

Ashish Bhutani (54)(2)	Director	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

Franci J. Blassberg (60)(2)	Director	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

(1)	Each Director also serves as a director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(2)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager. Ms. Blassberg is an “interested person” (as defined in the 1940 Act) of the Fund, until January 1, 2015, as a result of her former position as a Partner of Debevoise & Plimpton LLP, which provides legal services to the Investment Manager. Ms. Blassberg was not involved in this representation.

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During the Past Five Years
Officers(2):

Nathan A. Paul (41)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer	Director of the Investment Manager (since September 2014)
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (39)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds. Messrs. Paul and Anderson and Ms. Goldstein serve as officers of Lazard Alternative Strategies 1099 Fund.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of
stockholders of Lazard World Dividend & Income
Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza •
New York, NY 10112 • www.lazardnet.com